MASTERS' SELECT FUNDS TRUST
                       SUPPLEMENT DATED OCTOBER 27, 2004
        TO PROSPECTUS OF THE MASTERS' SELECT FUNDS DATED APRIL 29, 2004

CLOSING OF THE MASTERS' SELECT INTERNATIONAL FUND TO NEW INVESTOR PURCHASES

Effective October 27, 2004, The Masters' Select International Fund ("International Fund") is closed to new investors, except as described below. Management of the International Fund believes that it is in the best interest of the shareholders of the International Fund to slow the flow of assets moving into the Fund. It is believed that doing so will preserve the ability of the International Fund's individual investment managers to effectively manage the Fund's assets.

In addition, shareholders will not be permitted to exchange shares of other Masters' Select Funds for shares of the International Fund unless they were invested in the International Fund as of October 27, 2004 (or they meet one of the criteria listed below).

You may continue to purchase shares of the International Fund after the closing if:

      o You have an existing account in the International Fund (either directly with the International Fund or through a financial intermediary) and you:

            o Add to your account through the purchase of additional International Fund Shares; or

            o Add to your account through the reinvestment of dividends and cash distributions from any shares owned in the International Fund; or

            o Open a new account that is registered in your name or has the same taxpayer identification number or social security number assigned to it, (Includes UGMA/UTMA accounts with you as custodian and retirement accounts).

      o You are the client of a financial advisor or planner who had client assets invested with the International Fund as of October 27, 2004.

      o You purchase through a qualified employee retirement plan whose records are maintained by a trust company, financial intermediary or plan administrator and whose investment alternatives included shares of the International Fund as of the date on which the International Fund closed. IRA rollovers and transfers from these plans can be used to open new accounts.

      o You have an existing business relationship with Litman/Gregory Fund Advisors (the "Advisor") or its affiliates, and, in the judgment of the Advisor, your investment in the International Fund would not adversely affect the Advisor's or the investment managers' ability to manage the International Fund effectively.

      o You are an employee (or a member of an employee's family) of Litman/Gregory Asset Management, LLC or an affiliated Litman/Gregory company, or you are a client of Litman/Gregory Asset Management, LLC and, in the judgment of the Advisor, your investment in the International Fund would not adversely affect the Advisor's or the investment managers' ability to manage the International Fund effectively.

Once an account is closed, additional investments will not be accepted unless you meet one of the specified criteria above. Management reserves the right to
1) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the International Fund; 2) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the International Fund, and 3) close and re-open the International Fund to new or existing shareholders at any time or modify the criteria for accepting new or additional investments in the International Fund at any time. You may be required to demonstrate eligibility to buy shares in the International Fund before an investment is accepted.

The Masters' Select Value and Smaller Companies Funds remain open to all investors and you may purchase shares of those Funds at any time.